UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 23, 2023
____________________________________________________

Splunk Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35498	86-1106510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Brannan Street
San Francisco, California 94107
(Address of principal executive offices, including zip code)

(415) 848-8400
(Registrant’s telephone number, including area code)
____________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SPLK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02                              Results of Operations and Financial Condition.

On August 23, 2023, Splunk Inc. (the "Company") issued a press release that included preliminary unaudited financial information for the fiscal second quarter ended July 31, 2023. A copy of the related press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

Item 7.01                              Regulation FD Disclosure.

The Company also posted supplemental material dated August 23, 2023, on the “Events and Presentations” section of its website (http://investors.splunk.com). The Company webcasts earnings calls and certain events it participates in or hosts with members of the investment community on its investor relations website (http://investors.splunk.com). Additionally, it provides notifications of news or announcements regarding its financial performance, including SEC filings, investor events, press and earnings releases, as part of its investor relations website. It uses its investor relations website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. The contents of this website are not intended to be incorporated by reference into this report or in any other report or document the Company files.

The information under Item 2.02 and Item 7.01, including the financial information for the fiscal second quarter ended July 31, 2023 in the press release attached hereto as Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01                                Financial Statements and Exhibits.

(d)                                Exhibits

Exhibit Number	Description

99.1*	Press release issued by Splunk Inc. dated August 23, 2023.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document
*Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2023

SPLUNK INC.

	By:	/s/ Brian Roberts
Brian Roberts
Senior Vice President and Chief Financial Officer

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